UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Third Quarter Report

■

September 30 2009

DEAR FELLOW SHAREHOLDER:

The stock market has rebounded substantially from its weak performance earlier this year. Government intervention within the banking sector has lessened worries of an outright collapse to the system, leading to a dramatic improvement in investor confidence. In addition, worldwide economic visibility has notably improved, particularly in the developing markets, fueled by record monetary and fiscal stimulus from central banks around the globe. On a positive note, despite corporate profits being down sharply this year, the majority of the most recent S&P 500 earnings reports have beaten sell-side analysts’ estimates. The result has been a dramatic positive shift in analysts’ forecasts for future earnings. Also, credit availability has improved significantly, providing corporations with access to essential capital and fueling a recovery in merger and acquisition activity. At the present time, equity valuations are quite reasonable considering the strong prospects for an earnings recovery. Moreover, dividend yields compare very favorably with short-term interest rates, and cash balances on the sidelines remain very high.

Conversely, consumers have shied away from discretionary spending, particularly on big ticket items, causing companies to be hesitant in increasing capital spending and dampening new hiring. Heightened uncertainty regarding future government regulation and detrimental tax policies are weighing on spending decisions by small businesses. Facing a steep recession and severe credit crunch, companies slashed production, hoarded cash and focused on dramatic cost reductions. Going forward we think that these cost cutting efforts will result in a sharp rise in corporate profits during the next period of top-line revenue growth.

We have more concern about a sharp recovery lasting longer than the next four quarters. Beyond 2010, we are concerned that the U.S. economy faces a variety of headwinds. It is entirely plausible that consumers will continue to deleverage, now that their spending patterns have been altered. Many states and local municipalities will also need to rein in their budgets as tax receipts will likely lag behind previous years. As such, we believe that we could be facing a period of sub-par growth once the initial recovery has been completed. Our prediction of a flat line experience beginning sometime in 2011 will place additional emphasis on astute stock picking.

Another long-term problem for the U.S. is the growing impact of the Federal deficit as a percentage of Gross Domestic Product (GDP). Historically, this figure in prior recessions, such as 1982, had reached an extreme of 6% of GDP. In this recession it will be 11% of GDP. The excessive amounts of debt that will be created by the Federal Government will have a serious negative effect on the value of our currency. Given this headwind for the U.S. dollar, we plan to focus on companies that will be beneficiaries of dollar weakness. Corporations with significant exposure to rapidly developing markets will receive extra attention, as we believe they will likely provide superior earnings growth opportunities.

Sincerely yours,

James W. Stratton

    Chairman

October 13, 2009

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, November 2009. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

Q.	Basic Materials is now your single largest group within the portfolio. What do you hope to accomplish with this concentration?

A.	Basic Materials has a worldwide market for its products. The emerging economies with their rapid growth are consuming large amounts of raw materials. We have diversified among companies that benefit from copper, steel and fertilizer. We have added three companies to our fertilizer holdings, which now represent six percent of the total portfolio. Fertilizer prices were hit hard by the recession, but we expect prices to rebound as the long-term demand stays strong as emerging markets continue to increase their food consumption.

Q.	The second largest industry sector is Energy. How have the holdings in Energy changed during the quarter?

A.	We have added three new names Halliburton Co., Transocean, Ltd. and Occidental Petroleum Corp. The first two are energy service companies that operate around the world and benefit when the energy producers drill for additional oil. Occidental is a diversified company with interesting exploration prospects both in the U.S. and in a number of newer petroleum sectors throughout the world.

Q.	Is there any common theme to the stocks that you sold during the quarter?

A.	We chose to reduce our holdings in Utilities as we thought they would benefit less in a business cycle recovery. We also chose to significantly reduce our holdings in defense contractors. The Federal budget problems may produce serious cutbacks in funding of military spending, especially on large ticket weapons programs. Both groups became sources of funds for attractive buying opportunities in basic materials and energy.

Portfolio holdings are as of 9/30/09. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2009 (unaudited)

Stratton Multi-Cap Fund

	September 30, 2009	June 30, 2009
Total Net Assets	$72,976,185	$68,886,434
Net Asset Value Per Share	$32.08	$28.27
Shares Outstanding	2,274,895	2,436,517

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings
Aflac, Inc. (1.5%)	American Electric Power Co., Inc.	L-3 Communications Holdings, Inc.
Agrium, Inc. (1.4%)	AMETEK, Inc.	Lockheed Martin Corp.
Corning, Inc. (1.5%)	AT&T, Inc.	Northrop Grumman Corp.
Halliburton Co. (1.5%)	ConocoPhillips	Public Service Enterprise Group, Inc.
Occidental Petroleum Corp. (2.1%)	Interactive Brokers Group, Inc. Class A	Valero Energy Corp.
Potash Corp. of Saskatchewan, Inc. (1.9%)
Quaker Chemical Corp. (0.6%)
Transocean, Ltd. (1.8%)
Waste Management, Inc. (1.2%)

Sector Categories (% of Total Net Assets)
Basic Materials	18.0%	Capital Goods	8.8%	Banking/Financial	2.1%
Energy	16.4%	Insurance/Services	4.8%	Retailing	1.6%
Technology	13.9%	Aerospace/Defense	3.6%	Business Services	1.2%
Utilities	10.4%	Consumer Staples	2.8%
Health Care	9.2%	Consumer Services	2.5%

Ten Largest Holdings*

	Market Value	% of TNA
Owens-Illinois, Inc.	$3,321,000	4.6%
Freeport-McMoRan Copper & Gold, Inc.	2,744,400	3.8
General Cable Corp.	2,740,500	3.8
Triumph Group, Inc.	2,639,450	3.6
Dynegy, Inc. Class A	2,550,000	3.5
Tyco International, Ltd.	2,413,600	3.3
International Business Machines Corp.	2,392,200	3.3
Hewlett-Packard Co.	2,360,500	3.2
Harris Corp.	2,256,000	3.1
Thermo Fisher Scientific, Inc.	2,183,500	3.0
	$25,601,150	35.2%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Real Estate Fund — Jim Beers

Q.	How did the Fund perform during the third quarter of 2009?

A.	Stratton Real Estate Fund had a strong quarter, as the markets have continued to rise dramatically since March. For the three month period ended September 30, 2009 the Fund had a total return of +32.87%. This performance was slightly behind the MSCI U.S. REIT Index (RMS) return of +34.59% and the FTSE NAREIT Equity Index return of +33.28%. The Fund has fared slightly better than the indices on a year-to-date basis, with a total return of +23.61% compared to the +17.86% return of the RMS and the +17.00% return of the FTSE NAREIT Equity Index.

Q.	The monthly dividend was eliminated earlier this year. Does that mean this Fund will not pay dividends anymore?

A.	No. As outlined in the supplement to the prospectus dated 07/10/09, the Fund expects to pay dividends on a semi-annual basis going forward. Conditions in the REIT sector regarding dividends payable to shareholders seems to be recovering. Recall that our concern had been that many REITs could not predict what dividend level they would emerge with, following the severe credit crunch and the unprecedented recession. We believe that REITs will begin to grow their dividends again in late 2010 and early 2011 if the Economy begins to recover and the earnings of the REITs begin to improve. Though the Fund may not return to the same level of dividend output of the last several years, we are confident that income from dividends will once again be part of the Fund’s overall total return.

Q.	Since the dividend policy was adjusted, have you changed your investment strategy?

A.	No. The Fund’s investment objective is now total return through investment in real estate securities. In pursuing total return, the Fund will emphasize both capital appreciation and current income. We have been investors in the securities of REITs and we will continue to be dedicated to real estate-related industries. The only change is that we will not be focused on current income as a primary driver in selecting stocks for the portfolio. By going to a semi-annual dividend, we are hoping shareholders will focus more on the long-term picture. It allows us the flexibility to invest in companies that we hope are going to flourish in the next recovery.

Portfolio holdings are as of 9/30/09. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2009 (unaudited)

Stratton Real Estate Fund

	September 30, 2009	June 30, 2009
Total Net Assets	$70,329,651	$55,832,836
Net Asset Value Per Share	$20.19	$15.33
Shares Outstanding	3,483,481	3,641,795

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings
AMB Property Corp. (1.6%)	AT&T, Inc.
AvalonBay Communities, Inc. (2.1%)	Education Realty Trust, Inc.

Sector Categories (% of Total Net Assets)
Health Care	25.5%	Shopping Centers	6.3%
Apartments	20.9%	Lodging	4.9%
Office	17.1%	Net Lease	4.3%
Industrial	7.7%	Diversified	1.8%
Regional Malls	7.1%

Ten Largest Holdings*

	Market Value	% of TNA
Liberty Property Trust	$3,253,000	4.6%
Mid-America Apartment Communities, Inc.	3,159,100	4.5
UDR, Inc.	3,147,166	4.5
National Retail Properties, Inc.	3,005,800	4.3
Universal Health Realty Income Trust	2,929,500	4.2
National Health Investors, Inc.	2,848,500	4.1
Highwoods Properties, Inc.	2,830,500	4.0
Camden Property Trust	2,821,000	4.0
Nationwide Health Properties, Inc.	2,789,100	4.0
EastGroup Properties, Inc.	2,675,400	3.8
	$29,459,066	42.0%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

Special Note — REITs typically have some component of return of capital in their dividend distributions. The exact amount of the taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund’s own taxability of its distributions before we can send Forms 1099-DIV to shareholders. This year, like most REIT funds, Stratton Real Estate Fund will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. Therefore, Forms 1099-DIV for Stratton Real Estate Fund will not be available until the end of February. Please plan your tax return filing with this in mind.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the third quarter of 2009?

A.	For the third quarter of 2009, Stratton Small-Cap Value Fund posted a total return of +19.54% relative to the Russell 2000 Value Index return of +22.70% and the Russell 2000 Index return of +19.28%. Following a brief downturn in early July, the market resumed its upward trend in the third quarter. Encouraged by the ongoing efforts of the world’s central banks and alleviated liquidity concerns, investors continued to shift toward riskier assets - driving equities, commodities, and credit instruments to enormous gains. Continuing the trend of the early stages of the market rally, leadership remained dominated by lower quality, high-beta, low price, and low market cap names. Through the third quarter, the year-to-date return for Stratton Small-Cap Value Fund was +14.16% compared to the Russell 2000 Value Index return of +16.36% and the Russell 2000 Index return of +22.43%.

Q.	What areas of the portfolio helped or hurt relative performance during the quarter?

A.	Performance relative to the Russell 2000 Value Index during the third quarter was hurt by the Fund’s underexposure to, and negative stock selection within, the Consumer Discretionary, Materials & Processing, and Consumer Staples sectors. The Fund remains underexposed to the Consumer Discretionary and Materials & Processing sectors while maintaining a slight overexposure to the Consumer Staples sector. Negative stock selection during the quarter continued to stem from the portfolio’s underexposure to higher beta, higher leverage securities on the lower end of the market cap spectrum.

Areas of the portfolio that aided relative performance during the quarter included positive sector allocation to the Financial and Energy sectors as well as positive stock selection within the Financial, Utility, and Health Care sectors.

Portfolio holdings are as of 9/30/09. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS September 30, 2009 (unaudited)

Stratton Small-Cap Value Fund

	September 30, 2009	June 30, 2009
Total Net Assets	$849,261,125	$679,267,388
Net Asset Value Per Share	$39.10	$32.71
Shares Outstanding	21,719,162	20,769,420

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)		Eliminated Holdings
Arbitron, Inc. (0.3%)	MasTec, Inc. (0.4%)	Digital River, Inc.
Blue Coat Systems, Inc. (0.7%)	PAREXEL International Corp. (0.4%)	Energen Corp.
CACI International, Inc. Class A (1.1%)	PetMed Express, Inc. (0.3%)	OmniVision Technologies, Inc.
Chicago Bridge & Iron Co. NV (1.4%)	Quest Software, Inc. (0.9%)
Corinthian Colleges, Inc. (0.9%)	RF Micro Devices, Inc. (1.2%)
EnerSys (0.8%)	The Shaw Group, Inc. (1.3%)

Sector Categories (% of Total Net Assets)
Technology	18.1%	Retailing	6.0%	Aerospace/Defense	1.3%
Banking/Financial	15.5%	Utilities	6.0%	Consumer Services	0.9%
Health Care	10.7%	Consumer Staples	5.3%	Business Services	0.3%
Energy	8.3%	Basic Materials	2.5%	Transportation	0.2%
REITs	8.0%	Consumer Durables	1.7%
Industrial	7.0%	Insurance/Services	1.5%

Ten Largest Holdings*

	Market Value	% of TNA
Affiliated Managers Group, Inc.	$16,723,822	2.0%
CommScope, Inc.	16,461,500	1.9
Kinetic Concepts, Inc.	15,531,600	1.8
Syniverse Holdings, Inc.	15,487,500	1.8
Ralcorp Holdings, Inc.	14,909,850	1.8
Nationwide Health Properties, Inc.	14,875,200	1.8
Avocent Corp.	14,857,910	1.7
Solera Holdings, Inc.	14,621,700	1.7
Jos. A. Bank Clothiers, Inc.	14,424,894	1.7
Jarden Corp.	14,035,000	1.7
	$151,928,976	17.9%

*	Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS September 30, 2009 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 95.3%
Aerospace/Defense – 3.6%
Triumph Group, Inc.	55,000	$2,639,450

Banking/Financial – 2.1%
JPMorgan Chase & Co.	35,000	1,533,700

Basic Materials – 18.0%
Agrium, Inc.	20,000	995,800
Freeport-McMoRan Copper & Gold, Inc.†	40,000	2,744,400
GrafTech International, Ltd.†	100,000	1,470,000
The Mosaic Co.	25,000	1,201,750
Owens-Illinois, Inc.†	90,000	3,321,000
Potash Corp. of Saskatchewan, Inc.	15,000	1,355,100
Quaker Chemical Corp.	20,500	449,565
Schnitzer Steel Industries, Inc. Class A	30,000	1,597,500

		13,135,115

Business Services – 1.2%
Waste Management, Inc.	30,000	894,600

Capital Goods – 8.8%
General Cable Corp†	70,000	2,740,500
General Electric Co.	75,000	1,231,500
Tyco International, Ltd.	70,000	2,413,600

		6,385,600

Consumer Services – 2.5%
H&R Block, Inc.	100,000	1,838,000

Consumer Staples – 2.8%
Kimberly-Clark Corp.	35,000	2,064,300

Energy – 16.4%
Anadarko Petroleum Corp.	30,000	1,881,900
Halliburton Co	40,000	1,084,800
National-Oilwell Varco, Inc.†	30,000	1,293,900
Occidental Petroleum Corp.	20,000	1,568,000
Penn Virginia Corp.	70,000	1,603,700
Petroleo Brasileiro S.A.-ADR	25,000	1,147,500
Transocean, Ltd.†	15,000	1,282,950
XTO Energy, Inc	50,000	2,066,000

		11,928,750

Health Care – 9.2%
Abbott Laboratories	35,000	1,731,450
Amedisys, Inc.†	40,000	1,745,200
Becton, Dickinson & Co.	15,000	1,046,250
Thermo Fisher Scientific, Inc.†	50,000	2,183,500

		6,706,400

Insurance/Services – 4.8%
Aflac, Inc.	25,000	1,068,500
MetLife, Inc.	30,000	1,142,100
Torchmark Corp.	30,000	1,302,900

		3,513,500

Retailing – 1.6%
McDonald’s Corp.	20,000	1,141,400

Technology – 13.9%
Corning, Inc	70,000	1,071,700
Harris Corp.	60,000	2,256,000
Hewlett-Packard Co.	50,000	2,360,500
International Business Machines Corp.	20,000	2,392,200
Oracle Corp.	100,000	2,084,000

		10,164,400

Utilities – 10.4%
Dynegy, Inc. Class A†	1,000,000	2,550,000
Energen Corp.	40,000	1,724,000
Mirant Corp.†	100,000	1,643,000
NRG Energy, Inc.†	60,000	1,691,400

		7,608,400

Total Common Stocks (Cost $78,074,005)		69,553,615

	Principal Amount
SHORT-TERM INVESTMENTS – 3.4%
PNC Bank Money Market Account
0.05%, due 10/01/09	$2,469,516	2,469,516

Total Short-Term Investments (Cost $2,469,516)		2,469,516

Total Investments — 98.7% (Cost $80,543,521*)		72,023,131
Other Assets Less Liabilities — 1.3%		953,054

NET ASSETS — 100.0%		$72,976,185

ADR – American Depository Receipt

†	Non-income producing security
*	Aggregate cost is $80,543,521 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$5,079,982
Gross unrealized depreciation	(13,600,372)

Net unrealized depreciation	$(8,520,390)

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2009 (unaudited)

Stratton Real Estate Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 95.6%
Apartments – 20.9%
Apartment Investment & Management Co. Class A	60,000	$885,000
AvalonBay Communities, Inc.	20,000	1,454,600
Camden Property Trust	70,000	2,821,000
Equity Residential	50,000	1,535,000
Home Properties, Inc.	40,000	1,723,600
Mid-America Apartment Communities, Inc.	70,000	3,159,100
UDR, Inc	199,947	3,147,166

		14,725,466

Diversified – 1.8%
Lexington Realty Trust	250,351	1,276,790

Health Care – 25.5%
HCP, Inc.	70,000	2,011,800
Health Care REIT, Inc.	60,000	2,497,200
Healthcare Realty Trust, Inc.	110,000	2,324,300
Medical Properties Trust, Inc.	100,000	781,000
National Health Investors, Inc.	90,000	2,848,500
Nationwide Health Properties, Inc.	90,000	2,789,100
Universal Health Realty Income Trust	90,000	2,929,500
Ventas, Inc.	45,000	1,732,500

		17,913,900

Industrial – 7.7%
AMB Property Corp.	50,000	1,147,500
DCT Industrial Trust, Inc.	200,000	1,022,000
EastGroup Properties, Inc.	70,000	2,675,400
First Industrial Realty Trust, Inc.	109,000	572,250

		5,417,150

Lodging – 4.9%
Hospitality Properties Trust.	125,000	2,546,250
Sunstone Hotel Investors, Inc.	131,414	933,039

		3,479,289

Net Lease – 4.3%
National Retail Properties, Inc.	140,000	3,005,800

Office – 17.1%
Brandywine Realty Trust	200,000	2,208,000
Highwoods Properties, Inc.	90,000	2,830,500
Liberty Property Trust	100,000	3,253,000
Mack-Cali Realty Corp.	75,000	2,424,750
SL Green Realty Corp.	30,000	1,315,500

		12,031,750

Regional Malls – 7.1%
Glimcher Realty Trust	185,000	678,950
The Macerich Co.	75,652	2,294,525
Pennsylvania Real Estate Investment Trust	75,000	570,750
Simon Property Group, Inc.	20,729	1,439,215

		4,983,440

Shopping Centers – 6.3%
Developers Diversified Realty Corp.	66,264	612,280
Equity One, Inc.	50,000	783,500
Federal Realty Investment Trust.	30,000	1,841,100
Urstadt Biddle Properties, Inc. Class A	80,000	1,167,200

		4,404,080

Total Common Stocks (Cost $77,348,441)		67,237,665

	Principal Amount
SHORT-TERM INVESTMENTS – 4.6%
PNC Bank Money Market Account
0.05%, due 10/01/09	$3,231,957	3,231,957

Total Short-Term Investments (Cost $3,231,957)		3,231,957

Total Investments — 100.2% (Cost $80,580,398*)		70,469,622
Liabilities in Excess of Other Assets — (0.2%)		(139,971)

NET ASSETS — 100.0%		$70,329,651

*	Aggregate cost is $80,580,398 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$10,889,849
Gross unrealized depreciation	(21,000,625)

Net unrealized depreciation	$(10,110,776)

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2009 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 93.3%
Aerospace/Defense – 1.3%
Moog, Inc. Class A†	361,925	$10,676,788

Banking/Financial – 15.5%
Affiliated Managers Group, Inc.†	257,250	16,723,822
Astoria Financial Corp.	722,000	7,970,880
BancorpSouth, Inc.	421,000	10,276,610
Community Bank System, Inc.	330,000	6,029,100
First Midwest Bancorp, Inc.	764,200	8,612,534
First Niagara Financial Group, Inc.	577,000	7,114,410
Glacier Bancorp, Inc.	380,000	5,677,200
IBERIABANK Corp.	122,000	5,558,320
Interactive Brokers Group, Inc. Class A†	459,000	9,120,330
MB Financial, Inc.	482,200	10,111,734
National Penn Bancshares, Inc.	784,400	4,792,684
Signature Bank†	235,000	6,815,000
Sterling Bancshares, Inc.	1,440,000	10,526,400
SVB Financial Group†	239,000	10,341,530
United Bankshares, Inc.	351,000	6,876,090
Webster Financial Corp.	418,600	5,219,942

		131,766,586

Basic Materials – 2.5%
Compass Minerals International, Inc.	165,000	10,167,300
Silgan Holdings, Inc.	209,000	11,020,570

		21,187,870

Business Services – 0.3%
Arbitron, Inc.	125,000	2,595,000

Consumer Durables – 1.7%
Jarden Corp.†	500,000	14,035,000

Consumer Services – 0.9%
Corinthian Colleges, Inc.†	425,000	7,888,000

Consumer Staples – 5.3%
Casey’s General Stores, Inc.	362,700	11,381,526
Fresh Del Monte Produce, Inc.†	128,400	2,903,124
The Pantry, Inc.†	330,000	5,174,400
Ralcorp Holdings, Inc.†	255,000	14,909,850
Ruddick Corp.	401,500	10,687,930

		45,056,830

Energy – 8.3%
Alpha Natural Resources, Inc.†	135,500	4,756,050
Cabot Oil & Gas Corp.	293,400	10,489,050
Carrizo Oil & Gas, Inc.†	570,000	13,959,300
Penn Virginia Corp.	394,400	9,035,704
Petrohawk Energy Corp.†	444,110	10,751,903
PetroQuest Energy, Inc.†	1,904,190	12,358,193
Superior Energy Services, Inc.†	405,000	9,120,600

		70,470,800

Health Care – 10.7%
Amedisys, Inc.†	284,667	12,420,006
American Oriental Bioengineering, Inc.†	1,200,000	5,832,000
CONMED Corp.†	341,000	6,536,970
Healthspring, Inc.†	696,200	8,528,450
Henry Schein, Inc.†	198,500	10,899,635
Kinetic Concepts, Inc.†	420,000	15,531,600
LifePoint Hospitals, Inc.†	122,096	3,303,918
PAREXEL International Corp.†	228,300	3,102,597
Psychiatric Solutions, Inc.†	449,700	12,033,972
West Pharmaceutical Services, Inc.	316,100	12,836,821

		91,025,969

Industrial – 7.0%
Cascade Corp.	176,500	4,719,610
Chicago Bridge & Iron Co. NV†	618,500	11,553,580
Crane Co.	414,400	10,695,664
EnerSys†	311,100	6,881,532
MasTec, Inc.†	258,500	3,140,775
The Shaw Group, Inc.†	347,400	11,148,066
Terex Corp.†	544,000	11,277,120

		59,416,347

Insurance/Services – 1.5%
Selective Insurance Group, Inc.	505,200	7,946,796
Torchmark Corp.	100,000	4,343,000

		12,289,796

REITs – 8.0%
AMB Property Corp.	300,000	6,885,000
FelCor Lodging Trust, Inc.	831,000	3,764,430
Highwoods Properties, Inc.	265,000	8,334,250
Home Properties, Inc.	179,000	7,713,110
Medical Properties Trust, Inc.	1,325,000	10,348,250
Nationwide Health Properties, Inc.	480,000	14,875,200
SL Green Realty Corp.	300,000	13,155,000
Sunstone Hotel Investors, Inc.	436,406	3,098,483

		68,173,723

Retailing – 6.0%
Aaron’s, Inc.	449,500	11,866,800
GameStop Corp. Class A†	381,742	10,104,711
The Gymboree Corp.†	259,200	12,540,096
Jos. A. Bank Clothiers, Inc.†	322,200	14,424,894

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS September 30, 2009 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
Retailing – continued
PetMed Express, Inc.	121,300	$2,286,505

		51,223,006

Technology – 18.1%
Anixter International, Inc.†	236,700	9,494,037
Avocent Corp.†	733,000	14,857,910
Belden, Inc.	464,600	10,732,260
Blue Coat Systems, Inc.†	271,000	6,121,890
CACI International, Inc. Class A†	200,000	9,454,000
CommScope, Inc.†	550,000	16,461,500
Netflix, Inc.†	265,000	12,235,050
ON Semiconductor Corp.†	1,545,800	12,752,850
Parametric Technology Corp.†	985,000	13,612,700
Quest Software, Inc.†	450,000	7,582,500
RF Micro Devices, Inc.†	1,952,000	10,599,360
Solera Holdings, Inc.	470,000	14,621,700
Syniverse Holdings, Inc.†	885,000	15,487,500

		154,013,257

Transportation – 0.2%
Euroseas, Ltd.	460,000	1,978,000

Utilities – 6.0%
Avista Corp	645,000	13,041,900
El Paso Electric Co.†	639,000	11,291,130
Otter Tail Corp.	99,800	2,388,214
Portland General Electric Co.	325,000	6,409,000
Southwest Gas Corp.	450,000	11,511,000
Unisource Energy Corp.	200,000	6,150,000

		50,791,244

Total Common Stocks (Cost $799,661,500)		792,588,216

	Principal Amount
SHORT-TERM INVESTMENTS – 7.6%
PNC Bank Money Market Account
0.05%, due 10/01/09	$64,204,882	64,204,882

Total Short-Term Investments (Cost $64,204,882)		64,204,882

Total Investments — 100.9% (Cost $863,866,382*)		856,793,098
Liabilities in Excess of Other Assets — (0.9%)		(7,531,973)

NET ASSETS — 100.0%		$849,261,125

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost is $863,866,382 and net unrealized depreciation is as follows:

Gross unrealized appreciation	$101,124,216
Gross unrealized depreciation	(108,197,500)

Net unrealized depreciation	$(7,073,284)

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

September 30, 2009 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of each Fund’s investments as of September 30, 2009 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted Prices *	$72,023,131	$70,469,622	$856,793,098
Level 2 - Significant Observable Inputs	—	—	—
Level 3 - Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$72,023,131	$70,469,622	$856,793,098

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

Note C. Tax Disclosure – No provision for federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principals generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of September 30, 2009.

NOTES TO SCHEDULES OF INVESTMENTS (continued)

September 30, 2009 (unaudited)

As of December 31, 2008, Stratton Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2016.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Stratton Multi-Cap Fund and Stratton Small-Cap Value Fund had deferred post-October capital losses of $4,060,699 and $9,773,383, respectively, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the
N-CSR filings at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726. Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. The Real Estate and Multi-Cap Funds may pay dividends, if any, from net investment income semi-annually. The Small-Cap Value Fund may pay dividends, if any, from net investment income annually. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

DIRECTORS

Bernard A. Francis, Jr.

John J. Lombard, Jr.

Lois Rothenberger

James W. Stratton

Frank Thomas

H. Drake Williams, Jr.

Joel H. Wilson

Harold L. Zuber, Jr.

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Multi-Cap Fund

James A. Beers
President
Stratton Real Estate Fund

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Chief Compliance Officer

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary &
Assistant Treasurer

Michelle A. Whalen
Assistant Secretary &
Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

CUSTODIAN BANK

PFPC Trust Company
The Eastwick Center, 8800 Tinicum Boulevard
Philadelphia, PA 19153

Visit the Stratton Mutual Funds
website at www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Stratton Funds, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date 10/29/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer (principal executive officer)

Date 10/29/09

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer (principal financial officer)

Date 10/29/09

*	Print the name and title of each signing officer under his or her signature.